EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Hansen Natural Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Hilton H. Schlosberg, Vice Chairman of the Board of Directors, President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 13, 2004                                   /s/ HILTON H. SCHLOSBERG
                                                     ------------------------
                                                     Hilton H. Schlosberg
                                                     Vice Chairman of the Board
                                                     of Directors, President,
                                                     Chief Operating Officer,
                                                     Chief Financial Officer
                                                     and Secretary